UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

______________________________

FORM 8-K

______________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  September 23, 2015

PBF ENERGY INC.
PBF HOLDING COMPANY LLC
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35764	45-3763855
Delaware	333-186007	27-2198168
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation or organization)	File Number)	Identification Number)

One Sylvan Way, Second Floor
Parsippany, New Jersey 07054
(Address of the Principal Executive Offices) (Zip Code)

(973) 455-7500
(Registrant’s Telephone Number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K Filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.   Other Events.
On September 23, 2015, PBF Energy Inc. ("PBF Energy") issued a press release providing an update to the operations at the Delaware City refinery, indirectly owned by its subsidiary, PBF Holding Company LLC (together with PBF Energy, the "Company"), which had been running at reduced rates following an unplanned shutdown of its Fluid Catalytic Cracking Unit (“FCC”) on August 21, 2015. The FCC has successfully restarted and is operating to plan. During the outage, the Company elected to move forward the planned maintenance of its crude and reformer units. The planned maintenance is expected to be complete by the end of September.
The press release issued by the Company also provided the following updated guidance for the remainder of 2015: the East Coast is expected to process approximately 300,000 to 320,000 barrels per day (“bpd”) for the third quarter and 320,000 to 340,000 bpd for the fourth quarter; the Mid-Continent is expected to process approximately 165,000 to 175,000 bpd for the third quarter and 150,000 to 160,000 bpd for the fourth quarter.
A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.
The information in this report is being furnished, not filed, pursuant to Regulation FD. Accordingly, the information in Item 9.01 of this report will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by the Company that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company or any of its affiliates.
Forward-Looking Statements
Statements contained in the exhibit to this report reflecting the Company’s or its management’s expectations or predictions relating to future plans, results, performance, achievements and the like are considered “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  These forward-looking statements involve known and unknown risks, uncertainties and other factors, many of which may be beyond the Company’s control, that may cause actual results to differ materially from any future results, performance or achievements expressed or implied by the forward-looking statements.  Factors and uncertainties that may cause actual results to differ include but are not limited to the risks disclosed in the Company’s filings with the U.S. Securities and Exchange Commission.  All forward-looking statements speak only as of the date hereof. The Company undertakes no obligation to revise or update any forward-looking statements except as may be required by applicable law.

Item 9.01.   Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

99.1	Press release dated September 23, 2015

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Dated: September 23, 2015

PBF Energy Inc.
(Registrant)

By:	/s/ Erik Young
Name:	Erik Young
Title:	Senior Vice President, Chief Financial Officer

Dated: September 23, 2015

PBF Holding Company LLC
(Registrant)

By:	/s/ Erik Young
Name:	Erik Young
Title:	Senior Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated September 23, 2015